October 22, 2026

2Bloom Energy Proprietary & Confidential Forward-looking Statements and Non-GAAP Financial Measures This presentation may contain certain forward-looking statements relating to future events and expectations, including estimates and projections for our business outlook for the 2026 fiscal year, each of which is based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management based on information currently available to management at the time they are made. These forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual results, performance, and/or trends. In addition to general industry and global economic conditions, factors that could cause actual results, performance, and/or trends to differ materially from those discussed in the forward-looking statements made in this presentation include, but are not limited to: (1) the emerging nature of distributed energy generation and rapidly evolving market trends; (2) the significant upfront costs of Bloom Energy’s Energy Servers and Bloom Energy’s ability to secure financing for its products; (3) Bloom Energy’s ability to drive cost reductions and to successfully mitigate against potential price increases; (4) Bloom Energy’s ability to service its existing debt obligations; (5) Bloom Energy’s ability to be successful in new markets; (6) the risk of manufacturing defects; (7) the accuracy of Bloom Energy’s estimates regarding the useful life of its Energy Servers, (8) delays in the development and introduction of new products or updates to existing products; (9) supply constraints; (10) the availability of rebates, tax credits and other tax benefits; (11) the impact of the Inflation Reduction Act of 2022 and the One Big Beautiful Bill Act; (12) changes in the regulatory landscape; (13) Bloom Energy’s lengthy sales and installation cycle, construction, utility interconnection and other delays related to the installation of its Energy Servers; (14) evolution of Bloom’s approach to installation to a consult only model particularly for large load sites; (15) business and economic conditions and growth trends in commercial and industrial energy markets; (16) trade policies including tariffs; (17) the overall electricity generation market; (18) our ability to increase production capacity for our products in a timely and cost-effective manner; (19) any actual or perceived slowdown in the adoption of AI resulting in a slower expansion of AI data centers; (20) the availability of financing for data center developments, (21) air permitting delays which affect the ability to finance the use of Energy Servers for customers, (22) Bloom Energy’s ability to protect its intellectual property; (23) the ability of current product and service backlog to ultimately be recognizable as revenue; (24) commodity price volatility; (25) inflationary pressures and/or (26) the risks relating to forward-looking statements and other “Risk Factors” identified from time to time in our filings with the Securities Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequently filed reports, including on Form 10-Q, which filings are available from the SEC. Bloom Energy assumes no obligation to, and does not currently intend to, update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Please see GAAP to non-GAAP reconciliations at the end of this presentation. Refer to “Use of non-GAAP financial measures” in our earnings release for Q3'26 available under the Investor Relations section of our website at https://investor.bloomenergy.com. The Investor Relations section contains a significant amount of information about Bloom Energy, including financial and other information for investors. Bloom Energy encourages investors to visit this website from time to time, as information is updated and new information is posted. The information contained on, or that may be accessed through Bloom Energy's website is not incorporated by reference into, and it not part of, this presentation.

3Bloom Energy Proprietary & Confidential To Make Clean, Reliable Energy Affordable for Everyone in the World. Bloom’s Mission

Financial Performance

$ in millions	Q3'26	Q3'25	YoY
Revenue	$1,235.8	$519.0	138%
Non-GAAP Gross Margin[1]	34.5%	30.4%	4.1 pts
Non-GAAP Operating Income[1]	$285.7	$46.2	~↑ 6x
Adjusted EBITDA[1]	$299.5	$59.0	~↑ 5x
Non-GAAP EPS[1]	$0.94	$0.15	~↑ 6x

Note: Dollars in millions, except per share figures and YoY information
1. Please reference appendix for GAAP to Non-GAAP reconciliations

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Raising 2026 Financial Guidance

Metric	2026 Guidance	YoY
Revenue	\$4.4B - \$4.6B	122%[1]
Non-GAAP Gross Margin[2]	~34%	~374 bps
Non-GAAP Operating Income[2]	\$960M - \$1,030M	~↑ 4.5x[1]
Non-GAAP EPS[2]	\$3.10 - \$3.40	~↑ 4.3x[1]

1. YoY change based on midpoint of range. EPS is fully dilutive.
2. With respect to Bloom's expectations regarding its 2026 Guidance, Bloom Energy is not able to provide a quantitative reconciliation of non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, and non-GAAP EPS measures to the corresponding GAAP measures without unreasonable efforts due to the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense.

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6Bloom Energy Proprietary & Confidential 2026 Guidance: Revenue Growth >120% 1, Gross Margin % +~374 bps Growing Revenue and Expanding Margins Revenue ($ in billions) 2021 22 23 24 25 2026E Non-GAAP Gross Margin2 24 2021 2026E 22 23 25 $1.0 $1.2 $1.3 $1.5 $2.0 $4.4B - $4.6B 22% 23% 26% 29% 30% 34% 1. YoY change based on midpoint of range 2. Please reference appendix for GAAP to Non-GAAP reconciliations for 2025 and prior. With respect to Bloom’s expectations regarding its 2026 Guidance, Bloom Energy is not able to provide a quantitative reconciliation of non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, and non-GAAP EPS measures to the corresponding GAAP measures without unreasonable efforts due to the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense.

7Bloom Energy Proprietary & Confidential $(38) $(33) $19 $108 $221 $960- $1,030 Demonstrating Operating Leverage Non-GAAP Operating Expenses as % of Revenue1 2021 22 23 24 25 2026E Non-GAAP Operating Income1 24 2021 2026E 22 23 25 26% 26% 24% 21% 19% 12% 1. Please reference appendix for GAAP to Non-GAAP reconciliations for 2025 and prior. With respect to Bloom’s expectations regarding its 2026 Guidance, Bloom Energy is not able to provide a quantitative reconciliation of non-GAAP gross margin, non-GAAP Operating Expenses, non-GAAP operating income, and non-GAAP EPS measures to the corresponding GAAP measures without unreasonable efforts due to the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Non-GAAP Operating Expenses as % of revenue figure reflects midpoint of the guidance range

Q3 2026

9Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Gross Profit and Margin Q3’25Q3’26$ in millions $519.0$1,235.8GAAP revenue 367.4818.7GAAP cost of sales $151.7$417.1GAAP gross profit Non-GAAP adjustments: 5.79.0Stock-based compensation expense 0.0-Restructuring 0.20.1Other $157.6$426.2Non-GAAP gross profit 29.2%33.8%GAAP gross margin 1.1%0.7%Non-GAAP adjustments 30.4%34.5%Non-GAAP gross margin

10Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Operating Income and Margin Q3’25Q3’26$ in millions $7.8$225.4GAAP operating income Non-GAAP adjustments: 38.260.1Stock-based compensation expense 0.00.0Restructuring 0.20.1Other $46.2$285.7Non-GAAP operating income 1.5%18.2%GAAP operating margin 7.4%4.9%Non-GAAP adjustments 8.9%23.1%Non-GAAP operating margin

GAAP to Non-GAAP Reconciliation: Gross Profit and Margin

$ in millions	2025	2024	2023	2022	2021
GAAP revenue	$2,024.0	$1,473.9	$1,333.5	$1,199.1	$972.2
GAAP cost of sales	1,436.6	1,069.2	1,135.7	1,050.8	774.6
GAAP gross profit	**$587.4**	**$404.6**	**$197.8**	**$148.3**	**$197.6**
Non-GAAP adjustments:					
Stock-based compensation expense	24.1	16.6	17.5	19.0	13.8
Restructuring	0.2	(0.4)	3.4	-	-
Impairment of assets	-	-	123.7	108.8	-
Other	0.7	2.0	1.6	-	-
Non-GAAP gross profit	**$612.4**	**$422.8**	**$344.0**	**$276.1**	**$211.4**
GAAP gross margin	**29.0%**	**27.5%**	**14.8%**	**12.4%**	**20.3%**
Non-GAAP adjustments	1.2%	1.2%	11.0%	10.7%	1.4%
Non-GAAP gross margin	**30.3%**	**28.7%**	**25.8%**	**23.0%**	**21.7%**

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12Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Non-GAAP Operating Expenses as % of Revenue 20212022202320242025$ in millions $312.1$409.3$406.7$381.7$514.6GAAP operating expenses Non-GAAP adjustments: 62.395.069.666.4120.9Stock-based compensation expense --5.7(0.0)2.1Restructuring -4.86.60.10.1Other $249.8$309.5$324.8$315.2$391.4Non-GAAP operating expenses $972.2$1,199.1$1,333.5$1,473.9$2,024.0GAAP Revenue 25.7%25.8%24.4%21.4%19.3%Non-GAAP operating expenses as % of Revenue

13Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Operating Income (Loss) and Margin 20212022202320242025$ in millions ($114.5)($261.0)($208.9)$22.9$72.8GAAP operating income (loss) Non-GAAP adjustments: 76.1114.087.183.0145.0Stock-based compensation expense --9.2(0.4)2.4Restructuring -113.3130.1--Impairment of assets 0.00.21.72.10.8Other ($38.4)($33.5)$19.2$107.6$221.0Non-GAAP operating income (loss) (11.8%)(21.8%)(15.7%)1.6%3.6%GAAP operating margin 7.8%19.0%17.1%5.7%7.3%Non-GAAP adjustments (3.9%)(2.8%)1.4%7.3%10.9%Non-GAAP operating margin

14Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Net Income (Loss) and EPS Dilutive earnings per share1 Q3’25Dilutive earnings per shareQ3’26$ in millions, except per share ($0.10)($23.1)$0.78$250.3GAAP net income (loss) to common stockholders Non-GAAP adjustments: 0.000.1(0.00)(1.3)Add back: (Loss)Income for non-controlling interests 0.000.4(0.00)(0.0)(Gain) loss on derivative liabilities 0.000.00.000.0Restructuring 0.0619.60.012.9Equity in loss of unconsolidated affiliates 0.1238.20.1960.1Stock-based compensation expense --(0.03)(9.3)Effect of Assets Buyout and Repowering 0.000.20.000.1Other $0.15$35.5$0.94$302.8Non-GAAP net income to common stockholders 1. The dilutive earnings per share does not foot due to difference in basis between GAAP and Non-GAAP. Refer slide #17 for details.

15Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Adjusted EBITDA Q3’25Q3’26 $ in millions ($23.1)$250.3GAAP net income (loss) to common stockholders Non-GAAP adjustments: 0.1(1.3)Add back: (Loss) Income for non-controlling interests 38.260.1Stock-based compensation expense 0.00.0Restructuring 0.4(0.0)(Gain) loss on derivative liabilities -(9.3)Effect of Assets Buyout and Repowering 19.62.9Equity in loss of unconsolidated affiliates 12.813.8Depreciation & amortization 0.30.8Income tax provision 10.5(18.0)Interest (income) expense / other misc. 0.20.1Other $59.0$299.5Adjusted EBITDA

16Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Adjusted EBITDA 2021202220232024 2025$ in millions ($164.4)($301.4)($302.1)($29.2)($88.4)GAAP net loss to common stockholders Non-GAAP adjustments: (28.9)(13.7)(5.8)2.01.3Add back: Income (loss) for non-controlling interests ----40.4Equity in loss of unconsolidated affiliates 76.1114.087.183.0145.0Stock-based compensation expense --9.2(0.4)2.4Restructuring 15.0(0.6)1.60.70.5Loss (gain) on derivative liabilities --0.4(21.0)(2.6)Effects of assets buyout and repowering -9.04.327.298.6Loss on debt extinguishment and conversion inducement expenses 53.561.662.653.050.6Depreciation & amortization (1.1)115.3130.1--Impairment charge (PPA V, PPA IIIa, PPA IV and Goodwill) 1.01.11.90.82.7Income tax provision 55.643.290.842.220.2Interest expense / other misc. 7.31.61.72.30.8Other $14.0$30.1$81.8$160.7$271.6Adjusted EBITDA

17Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Diluted Earnings (Loss) Per Share Q3’251Q3’26$ and count in millions, except per share Numerator for basic earnings per share: ($23.1)$250.3GAAP Net income (loss) attributable to common stockholders $35.5$302.8Non-GAAP Net income attributable to common stockholders Numerator for diluted earnings per share: ($12.6)$253.8GAAP Net income (loss), adjusted numerator $46.0 $306.4 Non-GAAP Net income, adjusted numerator Denominator for GAAP and non-GAAP basic earnings per share: 234.9294.8Weighted average common shares outstanding Denominator for GAAP and non-GAAP diluted earnings per share: 312.5324.3Weighted average common shares outstanding GAAP net earnings (loss) per share ($0.10)$0.85Basic ($0.10) $0.78Diluted Non-GAAP net earnings (loss) per share $0.15$1.03Basic $0.15$0.94Diluted 1.In cases of a net loss, the weighted average number of common shares outstanding is the same as the basic weighted average number of common shares outstanding.

18Bloom Energy Proprietary & Confidential GAAP to Non-GAAP Reconciliation: Gross Profit (Loss) and Margin 1. Please reference section “GAAP to Non-GAAP reconciliation: Gross profit and margin” of the appendix for detailed GAAP to Non-GAAP reconciliations Q3’25Q3’26 Non-GAAP gross margin GAAP gross margin Non-GAAP gross profit Other Non- GAAP Adj 1 SBC1GAAP gross profit Revenue Non-GAAP gross margin GAAP gross margin Non-GAAP gross profit (loss) Other Non- GAAP Adj 1 SBC1 GAAP gross profit (loss) Revenue$ in Millions 35.9%35.0%$138.0 $0.0 $3.5 $134.5 $384.3 38.4%37.9%$412.2 $0.0 $5.6 $406.6 $1,073.6 Product 10.0%8.9%$6.6$0.0 $0.8 $5.9$65.8 (3.5%)(4.8%)($3.0)$0.0 $1.1 ($4.1)$84.9 Install 14.4%11.6%$8.5 $0.2 $1.5 $6.8 $58.6 21.4%17.8%$14.5 $0.1 $2.4 $12.0 $67.6 Service 43.8%43.8%$4.5 $0.0 $0.0 $4.5 $10.4 25.7%25.7%$2.5 $0.0 $0.0 $2.5 $9.8 Electricity 30.4%29.2%$157.6 $0.2 $5.7 $151.7 $519.0 34.5%33.8%$426.2 $0.1 $9.0 $417.1 $1,235.8 Total